© 2016 Avaya Inc. All rights reserved. 1 Avaya Confidential and Privileged – Prepared at the Direction of Counsel PROJECT ARROWHEADCLEANSING MATERIALS SUPPLEMENTAL REMAINCO MATERIALS [DECEMBER 2016] Subject to NDA DRAFT

© 2016 Avaya Inc. All rights reserved. 2 Confidential - DRAFT Cleansing Materials - Subject to NDADISCLAIMER This presentation and the information contained herein are being made available to you pursuant to a potential transaction under Project Arrowhead (the "Transaction") and may not be used for any other purpose. This Presentation does not purport to be all-inclusive or to necessarily contain all the information that you may desire in learning more about Avaya. By accepting this Presentation, you agree that you will, prior to entering into any agreement with respect to any Transaction, perform your own independent investigation and analysis. You acknowledge that you will rely on your own independent evaluation and analysis and not on the information contained herein. This Presentation may not be used, and by your acceptance of this Presentation you agree that you will not use this Presentation, for any other purpose. Neither Avaya nor any of its affiliates or representatives has made or makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written or oral communication transmitted or made available to you. Avaya and its respective affiliates and representatives expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. Certain statements contained in this Presentation are forward-looking statements provided by Avaya, including statements about its latest financial outlook, projected revenue, projected operating costs, projected free cash flow, future financial and operational performance, planned and unrealized future savings, capital structure alternatives, as well as statements about future growth plans and drivers. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should," "will" or "would" or the negative thereof or other variations thereof or other comparable terminology. Avaya has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While Avaya believes these are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These and other important factors may cause its actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Avaya's filings with the SEC that are available at www.sec.gov and in particular, its 2015 Form 10-K filed with the SEC on November 23, 2015. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections or forward looking statements based thereon, and Avaya disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Only those representations and warranties which may be made in a definitive written agreement relating to a Transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement, shall have any legal effect. The contents of this Presentation are confidential and proprietary to Avaya and are being furnished to you pursuant and subject to the confidentiality agreement (the "Confidentiality Agreement") executed by you . By accepting this Presentation, you acknowledge that you are bound by the terms of such Confidentiality Agreement. This Presentation may not be photocopied, reproduced, or distributed to others at any time without the prior written consent of Avaya. In making available this Presentation, Avaya does not undertake any obligation to provide you with access to any additional information or to update any of the information contained in this Presentation at any time. Your receipt of this Presentation does not create, nor is it intended to create, a binding and enforceable contract or commitment between Avaya and you or any other party with respect to consummation of a Transaction. This Presentation may not be relied upon by any party as the basis for any such contract or commitment. Consummation of any Transaction is subject to, among other things, the execution of a definitive agreement in writing.

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LANDSCAPE

	August, 2016 Disaggregation Base Case	September 2016 Latest Financial Outlook - LFO	November, 2016 AC&S Management View
Entity	❑ AC&S Stand Alone Disaggregation	❑ WholeCo Balance Sheet Restructuring (90 days)	❑ SaleCo Asset Sale and Balance Sheet Restructuring (90 days) for RemainCo
Environment	❑ Go-to-market → shift to Direct ❑ Services attach rate improvement ❑ Modest Q4 Outlook	❑ Negative market reaction beginning in Q1 ❑ Risk averse reactions from customers ❑ Distributors decreasing inventory	❑ Strong Q4, healthy Q1 start ❑ No TLI, improved liquidity outlook ❑ Depleted channel inventory
Assumptions (high level)	❑ Expectation of CC/APCS ("SaleCo") Sale ❑ Preliminary carve-out financials ❑ Placeholder TSA estimates	❑ No Asset Sale ❑ Revenues declining faster than peers ❑ Steeper Discounting anticipated	❑ Refined carve-out financials ❑ Known TSA expectations ❑ YoY Revenue projected declines in line with peers

Additional Context Underpinning revised November Management View

Structurally Favorable

- Liquidity position is much stronger
- TLI was a big unknown, but is now closed
- Refined restructuring costs projections ($116M through FY20 vs. Sep LFO $238M)
- Purging Legacy product → enables Avaya to track with competition
- Clarity around standalone business

…and our execution trajectories are better

- Headcount exits ~460 ahead of schedule vs. August RemainCo August view
- Next Gen product revenues are more stable than expected (+7% Q4 vs. LFO plan of -6%)
- Drag from legacy products will be cut in half by FY18

AVAYA
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© 2016 Avaya Inc. All rights reserved. 4 Confidential - DRAFT Cleansing Materials - Subject to NDA NOVEMBER MGMT VIEW VS. DECEMBER MGMT OUTLOOK AND DECEMBER COMP PLAN AC&S Revenue Comparisons ($M) AC&S EBITDA Comparisons ($M)

Confidential - DRAFT Cleansing Materials - Subject to NDA

REMAINCO SNAPSHOT

RemainCo Overview / Strategy

- RemainCo (Avaya Communication & Services or "AC&S") with $2.1B FY 2016 revenue:
  - Leading UC products include Aura, IP Office, Endpoints
  - Large Maintenance revenue base
- Positioned for long-term revenue stability, driven by growing contribution from NextGen products and services to offset ongoing Heritage product erosion
- Upside potential from initiatives including:
  - Go-to-market ("GTM") optimization including focus on direct channel sales
  - New NextGen product launches
  - Maintenance / Professional Services initiatives including direct channel focus and new service offerings
  - Cloud / subscription services
- RemainCo leadership to comprise experienced members of Avaya management team having delivered 5 consecutive years of restructuring results
- Key cost areas and levers have been identified
- Expected "Day 1" headcount of ~6K employees

Business Mix[1]

FY 2016 Revenue: $2.1B


APS
5%
Other Svcs
2%
Maintenance
40%
Product
53%

#2 in Unified Communications

Notes:
Segmentation remains subject to management review and revision.
1. Above chart includes GSMB and Other Services.
Source: Avaya Management; Gartner, Infonetics, Wainhouse, MZA

AVAYA
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© 2016 Avaya Inc. All rights reserved. 6 Confidential - DRAFT Cleansing Materials - Subject to NDAREMAINCO ORGANIZATION OVERVIEW Seasoned Management Team with Demonstrated Track Record Leadership and Organization Structure Jim Chirico – Avaya Chief Operating Officer, Chief Restructuring Officer and Head of Sales- Served in current position since 2010 and at Avaya since 2008- Over 30 years of experience in Technology- Prior Experience: IBM, Seagate Technology  RemainCo will be led by a seasoned team of current Avaya management  As part of Avaya, Jim Chirico and team successfully delivered 5 consecutive years of restructuring results, attaining on average 100+% of target with respect to gross margin, total cost and headcount target objectives  Key focus areas of RemainCo management include: ‒ Continued sales execution on faster-growing products and stabilizing services revenues ‒ Eliminate costs of non-yielding complexity and absorbed M&A costs (including TSA-related) by FY2018 ‒ Position RemainCo to capture potential revenue upside from new initiatives including go-to-market optimization, services improvement, NextGen product launches and cloud focus

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KEY AC&S FINANCIAL HIGHLIGHTS

REVENUE

Stabilization of Current Base and Potential Upside

- Disaggregated, standalone AC&S operating model enables revenue stabilization post-FY'17 restructuring
  - Top line stable by FY'20/'21 at ~$1.4B
- Significant declines in Legacy product revenues FY'17-'18 begin to 'bottom-out' in FY'19 as Legacy falls to <15% of overall product revenue
- NextGen product revenue stability underpinned by positive growth in lead products: Aura (+1%); UC Apps (+4%); Session Border Controller (+22%)
- Services stabilizing – impactful upsides being vetted, expected to yield both short- and long-term revenue improvements
- Potential revenue upside from new initiatives, including go-to-market optimization, NextGen product launches and cloud focus

COST STRUCTURE

Continued Cost Optimization to Improve Profitability

- Maintain ~$500+M EBITDA (excl. TSA) annually past FY'17 / disaggregation; margin increase from 25% in FY'17 to 37% by FY2021 as costs are optimized to the AC&S revenue base
- Proven management system of reducing operating costs; Avaya Wholeco increased EBITDA margin from 21% in FY2014 to 30% in Q4 FY2016
- Clear plan to eliminate costs of non-yielding complexity and absorbed costs by FYE 2018:
  - ~1,100 headcount reduction over vs. 4/1/17 "Day 1" as improved productivity and the elimination of TSA related carrying costs enable RemainCo to right-size against reduced revenue stream
  - High current attrition rates vs. what is modeled; indicates potential for lower restructuring costs vs. model

CASH OUTCOME

~$250+M of Annual Unlevered Pretax Cash Generation

- Improving margin profile offsets revenue moderation to yield annual unlevered pretax cash flow generation of ~$250+ million from FY'18 onwards
- Projected cash flow accounts for latest Pension and Operational Restructuring Cost forecasts
- Excludes potential additional upside from revenue initiatives currently being contemplated

AVAYA

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© 2016 Avaya Inc. All rights reserved. 8 Confidential - DRAFT Cleansing Materials - Subject to NDA $1,720 $1,494 $1,350 $1,265 $1,201 $1,774 $1,600 $1,484 $1,393 $1,355 $0 $400 $800 $1,200 $1,600 $2,000 FY17 FY18 FY19 FY20 FY21Sept LFO Management View 3% 7% 10% 10% 13% Revenue outlook uplift vs. LFO driven by:  Roll-forward of 4Q’16 actual revenue performance including product strength (~$30M annual revenue uplift)  Greater standalone focus on Maintenance direct conversion and long term retention improvement (~$70+M annual revenue uplift)  Pull-through from APS product attach (~$20M annual revenue uplift) AC&S November Management View vs. LFO UC+GSMB Segment Revenues $ in millions NOVEMBER MGMT VIEW VS SEPTEMBER LFO

© 2016 Avaya Inc. All rights reserved. 9 Confidential - DRAFT Cleansing Materials - Subject to NDA Proj. Proj. Proj. Proj. Proj. '17-'21 $ in millions 2017 2018 2019 2020 2021 CAGR NextGen Product 420 407 409 424 443 1% Endpoints 302 245 201 175 153 (16%) Heritage Product 186 129 96 79 70 (22%) Total Product Revenue 907 780 706 678 666 (7%) APS 75 70 69 71 75 0% Mtce 762 728 692 631 604 (6%) Other Services 29 22 16 12 9 (25%) Total Services Revenue 866 820 778 715 689 (6%) Total Revenue 1,774 1,600 1,484 1,393 1,355 (7%) REMAINCO PROJECTED REVENUE SUMMARY Notes: Forecasts subject to ongoing management review and revision. November Management View revenue forecasts are summarized below; projections exclude impact from RemainCo upside growth initiatives

© 2016 Avaya Inc. All rights reserved. 10 % of Total Product Revenue 26% 21% 16% 14% 12% 10% 296 186 129 96 79 70 2016 2017 2018 2019 2020 2021 Purge of Legacy1 Product Revenues is expected to accelerate … …the decline started over the past few years 2017 – 2021 Legacy Revenue ($M) Source: Avaya Management1 Includes CS1K, Gateways, Integral, Other UC and Servers. FY14 FY15 FY 16 Legacy Revenues ($M) 520 413 296 Total product revenues ($M) 1,557 1,401 1,147 Legacy % 33% 29% 26% FY17 FY21 CAGR% Comments Servers 17 1 (54%) • Shift to virtualized software and cloud and public cloud drivesdecline CS1K 18 1 (49%) • End of Sale Q3 FY17• SW updates until FY2020 Gateways 66 14 (32%) • New customer acquisition declining for HW with a shift to software - Avaya Media Server Integral 21 7 (24%) • Expiration of contracts, and shift to IPO and IPO Powered offers Video 28 19 (9%) • Decline in room based video market• Cloud offers offsetting some HW-based video $ Other UC 37 28 (7%) Total ($M) 186 70 (37%) -37% -31% -25% -18% -12%Y-o-Y Decline% LEGACY REVENUES Rapid decline of legacy revenues limits future downside Confidential - DRAFT Cleansing Materials - Subject to NDA

© 2016 Avaya Inc. All rights reserved. 11 Product Highlights Aura • Modernize the base (~95M legacy plus CM Seats)• Expand success in GOV ($145M 2018 opportunity) IP Office • Subscription model• Reporting and analytics – New revenues • Enabler for the cloud office UC Apps • Unified user interface across all devices • Communication enabled workflow apps driven by new client software development kit (Breeze) Session Border Controller • Enables security for voice networks • Scaling of number of sessions and pooling of user licenses for lower total cost of ownership • Driven by SIP and move to software CPOD(POD FX) • Capitalizes on converged infrastructure trends • Increase UC & CC attachment (Oceana, Breeze) • Value offer for entry level customers (FX400) ESNA • Embed Avaya UC capabilities in leading applications such as Salesforce and Google• Credit-card enabled transactions UpgradeAdvantage(recurring portion of the product revenues) • UA improves revenue predictability; UA revenues doubles as a % of product revenues FY16 FY21 UA Revenues ($M) 121 135 % of product revenues 11% 23% Product Revenues 2017 – 2021 Drivers Next Gen FY15 FY16 FY17 ($M) FY18 ($M) FY19 ($M) FY20 ($M) FY21 ($M) CAGR %Aura 220 206 199 197 199 204 209 1%IP Office 152 125 99 85 75 67 61 (12)%UC Apps 80 70 69 68 70 74 79 4%SBC 21 25 26 29 34 45 58 22%CPOD 5 15 21 22 24 26 28 7%Esna 1 5 6 6 7 7 8 10% Total 479 447 420 407 409 424 443 1% Product 1,401 1,147 907 780 706 678 666 (7%) Next Gen% 34% 39% 46% 52% 58% 63% 67% NEXT GEN PRODUCTS $420M  $443M (+1%) growth based on shift to mainstream software solutions Confidential - DRAFT Cleansing Materials - Subject to NDA

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ENDPOINTS

Conservative projections based on historical performance

Decline driven by lower sales of premise voice solutions; decline flattening in the outer years due to refreshed portfolio Management plan shows growth in new open sip market


$M
600.0
500.0
400.0
300.0
200.0
100.0
0.0
$508
$404
$302
$245
$201
$175
$153
FY15
FY16
FY17
FY18
FY19
FY20
FY21
Legacy (TDM, wireless and digital) Decline to zero
New refreshed IP Portfolio
IP Refreshed
IP Current
Conference
Digital/TDM/Wireless

Portfolio refresh

Product	Highlights	Expected Impact
Mercury  FY17 launch	• **First IP phone refresh** since 2011 • Replacement for older analog / digital phones • First device on track for December launch	• Increase replacement sales to existing base • Modernize the portfolio
Vantage  FY17 launch	• **all glass device** • Platform for workflow apps • Fully customizable for verticals (e.g.: hospitality, healthcare)	• Expand volume to current customers • Sell to new vertical customers
Reindeer  FY18 launch	• New **high end conference phone line refresh** • Enables Avaya and Konftel to remain competitive	• Maintain $38-42M of revenues from the main conference phones product line

Business Conditions

- Endpoints are typically sold to new customers, New Enterprise customer growth has been declining as market is stagnant and saturated
- Portfolio is old and cosmetically unappealing
- Digital phones and TDM phones in general are tracking the legacy decline
- Overall remains a large important business delivering 35% percent of FY16 and 23% in FY21 revenue of management view

AVAYA
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Confidential - DRAFT Cleansing Materials - Subject to NDA

MAINTENANCE REVENUE

Conservative projections based on historical performance of renewals rate and PoS attach


1,023
923
852
762
728
692
631
604
$M
2014
2015
2016
2017
2018
2019
2020
2021

Operational and business model improvement activities provide confidence in revenue attainment		
Renewals: *Retain Base/ Reduce Avoidance*	*Tools and Automation*	• Improve renewal rate through Q2O tool consolidation and quoting processes; Improve small value, big volume transactions • Target to deliver 100% of maintenance renewal quote automatically, 120 days in advance of expiration (currently at ~75%)
	Policies	• Improve renewal rate through implementing contractual terms on mid-term cancellations • Offset impact of legacy erosion through targeted upgrade campaigns → Improve retention by $6M/year on a legacy base of ~250M • Shifting partner incentives to move customers from legacy to current offering; ~5M/year from decreasing renewal discounts on non-current offers • Price increase on support for legacy products (Lifecycle pricing actions); ~5M/year for the base that is not eroding (~190M) • IPO Preferred POS uplift of 15% over Essential (Executed in 2016) → 25% by FY20
	Pricing Management & Discount Control	• Increase penetration of SA preferred pricing (+25) • Reduced disty discounts and renewal bypass; Improved CoD economics; DPSP reduction $3-5M/year, • Upsell engine – leveraging advanced services and annuity APS
	Audits	• Conduct audits for accurate licensing for COD services, recover unpaid dues; • Back to back partner audits to recover base not covered by partners • Close gaps to partner renewal rates, which is 7% below Direct sales
PoS Uplift *Grow Base*	*Attach Rate Improvement*	• Mandatory attach of services – Preferred; Increased stickiness due to attach;
	Shift to SW-Mix	• Growth of attached services due to shift in software-mix (30% to 50%); HW: 5% attach; SW: 10% attach • Shift to subscription and cloud services (less co-delivery services)
	Shift to Direct	• Increase PoS attach due to shift* in direct channel-mix (from 5 to 15%); Leveraging upgrades to drive conversions

AVAYA
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© 2016 Avaya Inc. All rights reserved. 14 $M *Upside activities to improve services discounts, going direct & new services not fully reflected in base $151 $134 $99 $75 $70 $69 $71 $75 $58 $47 $39 $29 $22 $16 $12 $9 $209 $181 $138 $104 $92 $86 $84 $84 2014 2015 2016 2017 2018 2019 2020 2021 APS Other services Product ($M) 1,563 1,406 1,147 907 780 706 678 666 SW Rev as % of Prod. 34% 36% 40% 47% 53% 58% 62% 65%PS Attach as % of Prod. 10% 9% 9% 8% 9% 10% 11% 11% Operational and business model improvement activities provide confidence in revenue attainment Attach Rate Improvement Shift to SW-Mix • Increase in SW% of product sales increases customers’ need for PS Policies • Mandatory attach based on product and threshold of sale levels • Increased attach of 3rd party “adjacent” services • Increased attach on emerging products Ease of Doing Business Automation • Increased automation and tooling in quoting, pricing and SoW Process Streamlining • Simplified offer and engagement model – faster to quote, easier to buy• Better channel alignment (partners) and definition of where we each operate APS REVENUE Conservative projections based on historical performance of PS attach rate Confidential - DRAFT Cleansing Materials - Subject to NDA

© 2016 Avaya Inc. All rights reserved. 15 $2,137 $1,792 $1,618 $1,502 $1,411 $1,373 $98 $274 $454 $686 $850 $2,137 $1,890 $1,892 $1,956 $2,097 $2,223 FY16 FY17 FY18 FY19 FY20 FY21 Base Case Potential Upsides UPSIDE POTENTIAL: 4 GROWTH INITIATIVES Avaya’s RemainCo will target further upside growth through 4 Key Pillars: Go-To-Market Optimization, NextGen Products, Maintenance & Professional Services and Cloud & Subscription Services Source: Avaya Management Upside Potential ($M) Revenue: $M FY21, GTM, $110 FY21, Services, $125 FY21, Cloud & Subscription, $454 FY21, Product, $161 Confidential - DRAFT Cleansing Materials - Subject to NDA

© 2016 Avaya Inc. All rights reserved. 16 Confidential - DRAFT Cleansing Materials - Subject to NDA $ in millions 2017 2018 2019 2020 2021 Revenue ProjectedProduct 907 780 706 678 666y-o-y growth (14%) (10%) (4%) (2%)Services 866 820 778 715 689y-o-y growth (5%) (5%) (8%) (4%)Total Revenue $1,774 $1,600 $1,484 $1,393 $1,355y-o-y growth (10%) (7%) (6%) (3%)Gross Margin $1,089 $1,019 $965 $922 $912GM % 61% 64% 65% 66% 67%Operating CostsR&D 140 117 104 96 91 SG&A 642 538 469 439 417 Addbacks1 (101) (93) (93) (93) (93) Adj. for TSA-related Costs (35) (59) (26) (4) - Adjusted EBITDA $444 $516 $511 $484 $497Margin % 25% 32% 34% 35% 37% REMAINCO SUMMARY P&L FORECAST November Management View P&L forecasts are summarized below; projections exclude impact from RemainCo upside growth initiatives; projections reflect a standalone, post-disaggregation cost structure Notes: Forecasts subject to ongoing management review and revision.1. Preliminary estimates and includes pension and depreciation addbacks; subject to ongoing review.

© 2016 Avaya Inc. All rights reserved. 17 Confidential - DRAFT Cleansing Materials - Subject to NDA 18,925 18,590 16,951 14,281 13,005 11,702 9,982 7,000 11,000 15,000 19,000 23,000 FY10 FY11 FY12 FY13 FY14 FY15 FY16 Headcount $2,251 $2,528 $2,376 $2,127 $1,871 $1,693 $1,443 0 1,000 2,000 3,000 FY10 FY11 FY12 FY13 FY14 FY15 FY16 People Cost ($M) $1,406 $1,362 $1,270 $1,193 $1,123 $1,100 $1,030 0 1,000 2,000 FY10 FY11 FY12 FY13 FY14 FY15 FY16 Non-People Cost ($M) $3,655 $3,890 $3,646 $3,320 $2,994 $2,793 $2,473 1,500 2,500 3,500 4,500 FY10 FY11 FY12 FY13 FY14 FY15 FY16 Cost ($M) $5,064 $5,549 $5,164 $4,709 $4,371 $4,081 $3,702 2,000 4,000 6,000 FY10 FY11 FY12 FY13 FY14 FY15 FY16 Revenue ($M) $795 $971 $971 $943 $898 $900 $940 16% 17% 19% 20% 21% 22% 25% 0%5% 10%15% 20%25% 30%35% 40%45% 50% 400 700 1,000 1,300 FY10 FY11 FY12 FY13 FY14 FY15 FY16 EBITDA ($M) - FY16 Revenue declined by 9.3% Y/Y - Record high EBITDA | 25.4%, +334 bps Y/Y - EBITDA growth driven through Business Model 3.0 transformational plays - Record low cost structure | Reduced $326M / 11.7% Y/Y - FY16 overachieved by 168 HC against BoD commit - 15% YoY (1.7k) HC reduction - Continued focus on improved productivity, business automation and process efficiency ($256M)- SPOC, MGT layers US Voluntary, etc. - 6.4% Y/Y reduction from aggressive negotiations and Spend Management ($70M)- 800 total in-year sourcing actions LONG TRACK RECORD IN ACHIEVING OPERATIONAL COST REDUCTIONS

© 2016 Avaya Inc. All rights reserved. 18 Confidential - DRAFT Cleansing Materials - Subject to NDA $3,646 $3,320 $2,994 $2,793 $2,466 $3,634 $3,308 $3,007 $2,804 $2,460$2,200 $2,700 $3,200 $3,700 FY12 FY13 FY14 FY15 FY16 ICE $M Cost Trends: FY12-FY16 ICE Actual ICE May BoD 53.9% 55.9% 58.9% 60.4% 61.5% 55.9% 58.0% 60.2% 61.7% 53% 55% 57% 59% 61% 63% FY12 FY13 FY14 FY15 FY16 GM % Corporate GM%: FY12-FY16 GM% Actual GM% May BoD 100% Attainment 100% Attainment 100% Attainment 100% Attainment 100% Attainment 100% Attainment 102% Attainment 100% Attainment 100%Attainment Attainment: 100% Attainment: 100-102% 16,951 14,281 13,005 11,702 9,982 17,004 14,800 12,781 11,625 10,053 6,000 8,500 11,000 13,500 16,000 18,500 FY12 FY13 FY14 FY15 FY16 Hea dco unt Headcount Trends: FY12-FY16 Headcount Actual Headcount May BoD 102% Attainment 98% Attainment 99% Attainment 100% Attainment 104% Attainment Attainment: 98-104% MANAGEMENT SYSTEM DELIVERING 5 STRAIGHT YEARS OF PREDICTABLE RESULTS

© 2016 Avaya Inc. All rights reserved. 19 $1,783 $1,282 $667 $629 2014 2016 RemainCO SaleCo Revenue ($MM) Cost ($MM) Cost Reduction ($MM)  Significant year-over-year cost reduction at WholeCo level• Reduction of 6.8% from FY14 to FY15 and 12.6% from FY15 to FY16 RemainCo restructuring contributed to most of total cost reduction since FY14• 90% of total or $501M out of $559M $2,826 $2,538 $2,107 $957 $967 $979 2014 2015 2016 RemainCO SaleCo +1.1% -10.2% +1.3% -17.0% $1,783 $1,577 $1,282 $667 $652 $629 2014 2015 2016 RemainCO SaleCo -2.3% -3.5% -11.6% -18.7% $38M(7% of WholeCo) $501M(90% of WholeCo) Notes:1. Excludes Networking and APCS 2. Applied projected financial data for Q4 FY16 1,2 REMAINCO COMPRISES 90% OF HISTORICAL WHOLECO COST REDUCTIONS Confidential - DRAFT Cleansing Materials - Subject to NDA

© 2016 Avaya Inc. All rights reserved. 20 Confidential - DRAFT Cleansing Materials - Subject to NDA 2017 2018 2019 2020 2021 $1.8B -10% $1.6B -7% $1.5B -6% $1.4B -3% $1.4B 62% +2% 65% +0% 65% +1% 66% +1% 67% $1.2B -20% $1.0B -12% $0.9B -7% $0.8B -4% $0.8B $444M $516M $511M $485M $497M25% +7% 32% +2% 34% +0% 35% +2% 37% Gross Margin % EBITDA $ / % Cost Structure Revenue AC&S Operational Scorecard Note: EBITDA excludes TSA-related ICE CRO RESTRUCTURING PLAN (FY17 – FY21)

© 2016 Avaya Inc. All rights reserved. 21 $707 $658 $548 $487 $456 $435 $569 $557 $472 $414 $375 $356 $1,276 $1,215 $1,019 $901 $831 $791 AC&S Day 1Annualized(4/1/17) 2017 2018 2019 2020 2021 People Cost Non-People Cost AC&S ICE FY17–FY21 $61M Reduction NA Carryover $196M Reduction $59M Carryover $118M Reduction $50M Carryover $70M Reduction $27M Carryover $41M Reduction $17M Carryover  Bulk of cost restructuring to occur in second half FY17 and FY18 as non-yielding complexity costs are removed LARGEST COST INITIATIVES CARRIED OUT IN FY 2017-2018Confidential - DRAFT Cleansing Materials - Subject to NDA

© 2016 Avaya Inc. All rights reserved. 22 Confidential - DRAFT Cleansing Materials - Subject to NDAAC&S GLOBAL FACILITY FOOTPRINT

© 2016 Avaya Inc. All rights reserved. 23 7.5% 6.9% 6.5% 6.5% 6.4% 0% 2% 4% 6% 8% 10% 2017 2018 2019 2020 2021 Benchmark Median (7.7%) BIC (6.6%) 15.4% 15.0% 14.7% 14.1% 13.7% 0% 3% 6% 9% 12% 15% 18% 2017 2018 2019 2020 2021 Benchmark Median (14%) BIC (11%) R&D % of Product Revenue Sales & Marketing* % of Total Revenue G&A* % of Total Revenue  R&D as % of revenue held at 15% during transition period, dropping to 14% Competitive level of investment when compared with peers/benchmarks  Sales and marketing spend decreases from 2017 to 2021 In-line with industry benchmarks by 2018 Operationally driven through emphasis on sales ops  G&A spend decreases significantly after 2017 In-line with industry BIC Notes: *S&M and G&A splits for RemainCo based on past four quarters’ historical financial data (Q3 FY15 to Q2 FY16) COST STRUCTURE BENCHMARKING 28.7% 26.7% 25.1% 25.0% 24.5% 0% 5% 10% 15% 20% 25% 30% 2017 2018 2019 2020 2021 Benchmark Median (25%) BIC (21%) Confidential - DRAFT Cleansing Materials - Subject to NDA

© 2016 Avaya Inc. All rights reserved. 24 Confidential - DRAFT Cleansing Materials - Subject to NDA 782 656 573 534 508 $- $500 $1,000 2017 2018 2019 2020 20212017 2018 2019 20 $ in millions Projected R&D 140 117 104 96 91 y-o-y growth -16% -12% -8% -5% % Product Revenue 15% 15% 15% 14% 14% SG&A 642 538 469 439 417 y-o-y growth -16% -13% -6% -5% % Total Revenue 36% 34% 32% 32% 31% Total Operating Costs 782$ 656$ 573$ 534$ 508$ y-o-y growth -49% -16% -13% -7% -5% REMAINCO PROJECTED OPERATING COSTS RemainCo Operating Cost Structure Notes: Forecasts subject to ongoing management review and revision. November Management View R&D and SG&A forecasts are summarized below; projections exclude impact from RemainCo upside growth initiatives

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REMAINCO PROJECTED CASH FLOW

Below is a summary of projected Cash Flow for RemainCo through 2021 based on the November Management View forecasts

$ in millions	Proj. 2017	Proj. 2018	Proj. 2019	Proj. 2020	Proj. 2021
	6 months				
Adj. EBITDA incl. TSA Costs	**203**	**457**	**485**	**481**	**497**
Change in Wkg Capital	(2)	32	(17)	(40)	(11)
Restructuring Payments	(28)	(49)	(28)	(27)	(25)
Pension / Post-Retirement	(123)	(185)	(171)	(108)	(107)
Cash Interest[1]	(50)	(100)	(100)	(100)	(100)
Cash Taxes[2]	(14)	(31)	(33)	(33)	(34)
Other Operating Activities[3]	(18)	(34)	(36)	(25)	(25)
Capital Expenditures	(18)	(25)	(20)	(20)	(20)
Levered Cash Flow	**(49)**	**65**	**80**	**129**	**175**
TSA Proceeds[4]	41	54	-	-	-
Disaggregation expense[5]	(20)	-	-	-	-
Patent monetization[6]	75	50	-	-	-
Total CF	**47**	**169**	**80**	**129**	**175**

Notes:
Forecasts subject to ongoing management review and revision
1. Reflect debt assumptions of $1.25 billion at a blended interest rate of 8%; no repayments of debt principal are assumed
2. Based on analysis from Company's tax advisors that assumes an in-court restructuring occurs in 2Q FY'17 and an emergence date of April 1, 2017
3. Include cash flow adjustments related to pension, prepaid expenses, payroll, commissions and other assets / liabilities
4. Based on analysis from Company's M&A advisors
5. Preliminary estimate covering items such as advisory / legal fees
6. Preliminary estimate

AVAYA
© 2016 Avaya Inc. All rights reserved.
25

© 2016 Avaya Inc. All rights reserved. 26 Confidential - DRAFT Cleansing Materials - Subject to NDA2016 P&L BRIDGE FROM CONSOLIDATED (LFO) TO PRO FORMA REMAINCO Wholeco Segments AC&S RemainCo$ in millions 2016 Actual 2016 Pro Forma Wholeco WholecoRevenue $3,702 Revenue $3,702Costs $2,946 Costs $2,946 Addbacks $184 Addbacks $184EBITDA $940 A EBITDA $940 A CC+APCS CC+APCSRevenue $1,313 Revenue $1,313Costs $981 Standalone Cost Offset by Stranded / TSA $810 Addbacks $84 Addbacks $54EBITDA $416 B EBITDA Removed from Wholeco $558 B Networking NetworkingRevenue $252 Revenue $252Costs $365 Standalone Cost Offset by Stranded Costs $255 Addbacks $14 Addbacks $8EBITDA ($100) C EBITDA Removed from Wholeco $5 C UC+GSMB AC&S RemainCoRevenue $2,137 Revenue $2,137Costs $1,600 Costs $1,881 Incl. ~$70M TSA Addbacks $86 Addbacks $122EBITDA $624 A-B-C EBITDA $378 A-B-CTSA Addback (12mos) $71EBITDA $449 Internal Segments / Allocations Preliminary WholeCo Disaggregation to RemainCo  Subject to ongoing review given the ongoing M&A process